EXHIBIT 6

                             JOINT FILING AGREEMENT

           In accordance with Rule 13d-1 promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the shares of Common Stock of ICO, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. Each party to this Joint Filing Agreement expressly authorizes each other party to execute, deliver and file on its behalf such Statement and any and all amendments thereto. This Joint Filing Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In evidence thereof the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of February 19th, 2001.


                                TRAVIS STREET PARTNERS, LLC

                                By: /s/ Christopher N. O'Sullivan
                                    --------------------------------------------
                                    Christopher N. O'Sullivan
                                    Manager


                                By  /s/ Timothy J. Gollin
                                    --------------------------------------------
                                    Timothy J. Gollin


                                By  /s/ Christopher N. O'Sullivan
                                    --------------------------------------------
                                    Christopher N. O'Sullivan



                                By: /s/ John B. Kleinheinz
                                    --------------------------------------------
                                    John B Kleinheinz



                                By: /s/ J. Kenneth Phillips
                                    --------------------------------------------
                                    J. Kenneth Phillips



                                     E-6-1

                                GLOBAL UNDERVALUED SECURITIES MASTER FUND, L.P., a Cayman Islands exempted limited partnership

                                By: Global Undervalued Securities Fund, Ltd.,
                                    as a General Partner

                                By: /s/ John B. Kleinheinz
                                    --------------------------------------------
                                    John B. Kleinheinz
                                    Director


                                By: /s/ J. Kenneth Phillips
                                    --------------------------------------------
                                    J. Kenneth Phillips
                                    Director


                                GLOBAL UNDERVALUED SECURITIES FUND, L.P., a
                                Cayman Islands exempted limited partnership

                                By: Kleinheinz Capital Partners LDC, as
                                    General Partner

                                By: /s/ John B. Kleinheinz
                                    --------------------------------------------
                                    John B. Kleinheinz
                                    Director


                                GLOBAL UNDERVALUED SECURITIES FUND, LTD., a
                                Cayman Islands exempted company

                                By: /s/ John B. Kleinheinz
                                    --------------------------------------------
                                    John B. Kleinheinz
                                    Director


                                By: /s/ J. Kenneth Phillips
                                    --------------------------------------------
                                    J. Kenneth Phillips
                                    Director



                                     E-6-2

                                GLOBAL UNDERVALUED SECURITIES FUND (QP), L.P., a Cayman Islands exempted limited partnership

                                By: Kleinheinz Capital Partners LDC,
                                    as General Partner

                                By: /s/ John B. Kleinheinz
                                    --------------------------------------------
                                    John B. Kleinheinz
                                    Director


                                KLEINHEINZ CAPITAL PARTNERS LDC, a Cayman
                                Islands exempted limited duration company

                                By: /s/ John B. Kleinheinz
                                    --------------------------------------------
                                    John B. Kleinheinz
                                    Director



                                KLEINHEINZ CAPITAL PARTNERS, INC., a Texas corporation

                                By: /s/ John B. Kleinheinz
                                    --------------------------------------------
                                    John B. Kleinheinz
                                    President






                                     E-6-3